Exhibit 99.1 Vanda Pharmaceuticals Inc. 2014 Corporate Presentation

Forward-Looking Statements

All written and verbal forward-looking statements attributable to Vanda or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Vanda cautions investors not to rely too heavily on the forward-looking statements
Vanda makes or that are made on its behalf.  The information in this presentation is provided only as of the date of this presentation, and Vanda undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Various statements in this presentation, including, but not limited to, Vanda’s financial guidance for 2014,  are "forward-looking statements" under the securities laws. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Important factors that could cause actual results to differ materially from those reflected in the company's forward-looking statements include, among others: Vanda's ability to successfully commercialize HETLIOZ™ (tasimelteon) for the treatment of Non-24-Hour Sleep-
Wake Disorder (“Non-24”) in the U.S.; uncertainty as to the market awareness of Non-24 and the market acceptance of HETLIOZ™; Vanda’s dependence on third-party manufacturers to manufacture HETLIOZ™ in sufficient quantities and quality; Vanda’s limited sales and marketing infrastructure; the regulatory status of tasimelteon in Europe; Vanda’s ability to obtain the capital necessary to fund its research and development or commercial activities; Vanda’s loss of rights to develop and commercialize its products under its license and sublicense agreements; the failure to obtain, or any delay in obtaining, regulatory approval for Vanda’s products, particularly HETLIOZ™ outside the U.S., or to comply with ongoing regulatory requirements; the extent and effectiveness of the development, sales and marketing and distribution support Fanapt® receives; Vanda’s inability to successfully commercialize HETLIOZ™ globally or Fanapt® outside of the U.S. and Canada; a failure of Vanda’s products to be demonstrably safe and effective; Vanda’s expectations regarding trends with respect to its revenues, costs, expenses and liabilities; Vanda’s failure to identify or obtain rights to new products; a loss of any of Vanda’s key scientists or management personnel; limitations on Vanda’s ability to utilize some or all of its prior net operating losses and orphan drug and research and development credits; the costs and effects of potential litigation; losses incurred from product liability claims made against Vanda and other factors that are described in the "Risk Factors" and
"Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Vanda's annual report for the fiscal year ended December 31, 2013 and quarterly report for the quarter ended March 31, 2014, which are on file with the SEC and available on the SEC's website at www.sec.gov. There can be no assurance that the actual results or developments anticipated by Vanda will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on Vanda. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

CNS Specialty Company – Focused on unmet medical needs
Proven Track Record of Development and Drug Approvals
Vanda Overview
HETLIOZ™ - FDA approved treatment for Non-24-Hour Sleep-Wake Disorder (Non-24)
April 2014 commercial launch in US & full rest of world rights
Additional novel commercial and clinical stage programs

Phase I Phase II Phase III NDA / MAA
US – Schizophrenia (2)
US - Non-24
Fanapt
®
HETLIOZ™
Market
EU – Schizophrenia
Pruritus (1)
VLY-686

1. Treatment Resistant Pruritus in Atopic Dermatitis
2. Marketed in the US by Novartis
EU - Non-24
Vanda Product Pipeline

Hetlioz

tasimelteon 20mg

Hetlioz™
(tasimelteon) capsules
20 mg
Dispense in original container.
Do not cover Braille.

VANDA PHARMACEUTICALS INC.

5

Non-24-Hour Sleep-Wake
Disorder (Non-24) is
more than missing sleep
it's a continuous shift in time
VANDA

VANDA PHARMACEUTICALS INC.
NON-24
a circadian rhythm disorder

• Non-24 is a circadian rhythm disorder that
primarily affects the totally blind
• Results in misalignment of the sleep-wake cycle to
the 24-hour day
• Causes serve and chronic impairment in social and
occupational functioning
• An estimated 80K Americans suffer from Non-
24
(1)
; EU prevalence is estimated at 130K
(1)(2)
1. Vanda estimate
2. EU prevalence reflects EU 28 member states

Non-24 Overview

☑

☑

☑

☑

☑

VANDA PHARMACEUTICALS INC.

Hetlioz tasimelteon 20mg

2014
National Non-24 Awareness Campaign initiated (January 2014)
FDA approval (1/31/14)
HETLIOZ™ commercial launch (4/21/14)
9,500 individuals have responded to the Non-24 Awareness
Campaign in the US (6/3/14)
EMA accepts HETLIOZ™ Non-24 MAA filing for review (6/3/14)
Significant 2014 HETLIOZ™ Milestones

VANDA PHARMACEUTICALS INC.
Hetlioz tasimelteon 20mg

HETLIOZ™ - First FDA Approved Treatment for Non-24
FDA Approval:                    January 31, 2014
US Commercial Launch:           April 21, 2014

•
Indication:  HETLIOZ™ (tasimelteon) 20mg is indicated for the treatment of Non-24-Hour
Sleep-Wake Disorder (Non-24)
•
Common Adverse Events: The most common adverse reactions (incidence >5% and at least twice as high on HETLIOZ™ than on placebo) were headache, increased alanine aminotransferase, nightmares or unusual dreams, upper respiratory or urinary tract infection. The risk of adverse reactions may be greater in elderly (>65 years) patients than younger patients because exposure to HETLIOZ™ is increased by approximately 2-fold compared with younger patients
•
See full prescribing information at www.HETLIOZ.com

HETLIOZ Solutions™

VANDA PHARMACEUTICALS INC.

Hetlioz tasimelteon 20mg

HETLIOZ™Solutions
A hub to address patient
and physician needs
Patient Support
•
Non-24 disease awareness
•
HETLIOZ™ information
•
Insurance benefits verification
•
Financial assistance programs
•
Prescription follow-up support
•
HETLIOZ™ prescribing information
•
Prescription intake processing
•
Triage to specialty pharmacy
Physician Support

VANDA PHARMACEUTICALS INC.

Hetlioz tasimelteon 20mg

HETLIOZ™ Access & Reimbursement
Principle:   Ensure patient access to HETLIOZ™

Programs for co-pay assistance
Foundation support
Patient assistance programs
Key Facts:
1. Wholesale acquisition cost
Mix of Commercial and Government Payors
Financial Assistance Programs in place
2014 WAC
(1)
is $84,231 per year

VANDA PHARMACEUTICALS INC.

Hetlioz tasimelteon 20mg

HETLIOZ™ U.S. Launch Initiatives

Non-24 Awareness Case Management
Significant efforts in the first half of
2014 to increase Non-24 awareness
Focus in the second half of 2014 is to
help patients obtain proper diagnosis
and treatment
Advocacy
Radio
Web
TV
Education materials to people who opt-in
Case management through health educators
Patient Directed Physicians Program

VANDA PHARMACEUTICALS INC.

NON-24 a circadian rhythm disorder

Non-24 Awareness Campaign 9,500 individuals from across the US have responded and “Opted-In” to learn more about Non-24 12 5,900 ~60% 3,600 ~40% Likely Patients Friends & Family/Other

VANDA PHARMACEUTICALS INC.

Hetlioz tasimelteon 20mg

HETLIOZ™ US Launch: June 4, 2014 Update

• Majority of new prescriptions come from patients who have previously responded to the Non-24 Awareness Campaign
• Most payors require prior authorization
• Formulary decisions expected over the next 6 months
• Encouraging uptake to date
Prescriptions Written:  Over 220
Prescriptions sent to Specialty Pharmacy:  Over 110
68 are clinical study patients
& over 152 are new patients
More than half have been filled
& dispensed to date
Benefits investigation completed

It's time for
Hetlioz™
(tasimelteon) capsules
20 mg

It's time to treat
Non-24
Hetlioz™
(tasimelteon) capsules
20 mg

VANDA PHARMACEUTICALS INC.

Hetlioz tasimelteon 20mg

HETLIOZ™ Launch Campaign 14 Its time to treat Non-24 Its time for HETLIOZ™

VANDA PHARMACEUTICALS INC.
Hetlioz tasimelteon 20mg

HETLIOZ™ EMA Filing
• HETLIOZ™ Marketing Authorization Application (MAA) for the treatment of
Non-24 was accepted for review under Centralised Procedure in June 2014
• HETLIOZ™ has been granted orphan drug designation for the treatment of
Non-24 in the totally blind by the European Commission

HETLIOZ™ - Pediatric Non-24 16 • Clinical protocols under development for further EMA and FDA discussions • Pediatric suspension formulation development is underway

HETLIOZ™ - Smith-Magenis Syndrome (SMS)

• Genetic disorder due to chromosome 17p abnormality
• Developmental defects, sleep and behavior problems
– Inversion of circadian rhythm reported
• SMS observational study underway to better characterize the disorder

VANDA PHARMACEUTICALS INC.
Hetlioz tasimelteon 20mg

HETLIOZ™ Intellectual Property

Tasimelteon
2017 (2022)
United States
Expiry Date
Tasimelteon Synthesis
2026
Tasimelteon Dose Range
2027 (if issued)
Method to Treat in Non-24
2033 (if issued)
Method to Diagnose in Non-24
2033 (if issued)
Patent ID
US7,754,902 Family
PCT/US2007/069411
PCT/US2013/023312
PCT/US2013/023315
US5,856,529
1. Composition of Matter Patent
2. Assumes full 5-year Hatch-Waxman extension in US
3. Published but not issued, Expiry times listed as expected based on filing date
1
3
3
3
2

VLY-686 NK-1R Antagonist 19

VLY-686 – Treatment Resistant Pruritus
VLY-686 for Treatment Resistant Pruritus in Atopic Dermatitis
Phase II Study initiated in Q4 2013

Sites /
Enrollment
Two sites in Germany
Subjects = 68 (enrollment ongoing)
Design • Atopic dermatitis patients with chronic pruritus refractory to conventional treatments
• Randomized, double-masked, placebo-controlled
• 4-week treatment duration followed by a 2-week washout period
Endpoints Primary
• Pruritus intensity (VAS): change from baseline
• Evaluation of decrease on VRS (Item “Itch” of the PGA Likert scale) from baseline

Fanapt
6 mg

Fanapt®
(iloperidone) tablets

VANDA
PHARMACEUTICALS INC.

Fanapt ® (iloperidone) An atypical antipsychotic agent for the treatment of schizophrenia in adults 21

Fanapt
®
Oral Formulation Status
US & Canada
Rest of World
Approvals / Partners
Mexico - Probiomed
Israel - Megapharm
EMA application to be
re-filed after
maintenance study is
concluded
Vanda has full commercial rights for Fanapt
®
outside of the US and Canada
Partnered with Novartis
2010 US launch for
schizophrenia in adults
$7M royalty on 2013 US
sales
$1.7M royalty on Q1 14
US sales

Other Programs - Intellectual Property
United States Europe
VLY-686
(1)
2024 (2029)
(2)
Approval + 10 Years
(3)
Fanapt
®
Oral
2016
(4)
1. Composition of Matter Patent
2. Assumes full 5-year Hatch-Waxman extension in US
3. Eligible for up to 10 years commercial exclusivity in the EU
4. Composition of Matter plus 5-year Hatch-Waxman extension
Approval + 10 Years
(3)

Financial Results – First Quarter 2014
Licensing Agreement (1) $7.5M
Royalty Revenue $1.7M
Revenue $9.1M
Research & Development
(2)(4)
$7.3M
General & Administrative
(3)(4)
$27.9M
Intangible Asset Amortization $0.6M
Operating Expense $35.7M
Net Loss ($26.5M)
Cash
(5)
$100.4M
Q1 2014
1.Licensing agreement of $7.5M reflects
the period amortization of the $200M
upfront payment from Novartis for
Fanapt ® US/Canada rights
2.Includes a $2 million HETLIOZ™
approval milestone
3.Include $15 million for the Non-24
Awareness Campaign
4. Combined R&D and G&A includes $1.4M
in noncash stock based compensation
5.Cash, cash equivalents and marketable
securities

Financials – Full Year 2014 Guidance
FY 14 Operating Expenses $110M - $120M
1H 14 Operating Expenses $67M - $72M
2H 14 Operating Expenses $43M - $48M
Year End Cash
(1)
$20M - $30M
Before HETLIOZ™ income
FY 2014
• Total 2014 operating expenses are expected
to be between $110 and $120 million.  This
includes intangible asset amortization expense
of $2.5 million and $6 to $8 million of non-
cash stock based compensation
• Full year 2014 expenses are expected to
reflect lower research and development
spending as compared to 2013 and an
increase in commercial spending to support
the commercial launch of HETLIOZ™ in the
US
• 1H 2014 includes $30 million for the Non-24
Awareness Campaign
• 2014 HETLIOZ™ revenue recognition is
expected to follow the sell-through method
and reflect direct sales from Specialty
Pharmacies to patients

(1) Cash, cash equivalents and marketable securities

VANDA PHARMACEUTICALS INC.
Hetlioz tasimelteon 20mg

HETLIOZ™ Important Safety Information
Indication and Important Safety Information About HETLIOZ™
Indication
HETLIOZ™ is indicated for the treatment of Non-24-Hour Sleep-Wake Disorder (Non-24).
Important Safety Information
HETLIOZ™ may cause somnolence: After taking HETLIOZ™, patients should limit their activity to preparing for going to bed, because
HETLIOZ™ can impair the performance of activities requiring complete mental alertness.
The most common adverse reactions (incidence >5% and at least twice as high on HETLIOZ™ than on placebo) were headache, increased alanine aminotransferase, nightmares or unusual dreams, upper respiratory or urinary tract infection. The risk of adverse reactions may be greater in elderly (>65 years) patients than younger patients because exposure to HETLIOZ™ is increased by approximately 2-fold compared with younger patients.
Use of HETLIOZ™ should be avoided in combination with fluvoxamine or other strong CYP1A2 inhibitors, because of a potentially large increase in exposure of HETLIOZ™, and a greater risk of adverse reactions. HETLIOZ™ should be avoided in combination with rifampin or other CYP3A4 inducers, because of a potentially large decrease in exposure of HETLIOZ™, with reduced efficacy.
There are no adequate and well-controlled studies of HETLIOZ™ in pregnant women. Based on animal data, HETLIOZ™ may cause fetal harm. HETLIOZ™ should be used during pregnancy only if the potential benefit justifies the potential risks. Caution should be exercised when HETLIOZ™ is administered to a nursing woman.
HETLIOZ™ has not been studied in patients with severe hepatic impairment and is not recommended in these patients.
Safety and effectiveness of HETLIOZ™ in pediatric patients have not been established.
Full HETLIOZ™ Prescribing Information can be found at:
www.hetlioz.com.

Vanda Pharmaceuticals Inc. 27